SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 29, 2009

OmniReliant Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-51599	54-2153837
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

14375 Myerlake Circle
Clearwater, Florida 33760
(Address of principal executive offices) (zip code)

(727) 230-1031
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Copies to:
Darrin Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01             Entry into a Material Definitive Agreement

On April 29, 2009, OmniReliant Holdings, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with Strathmore Investments, Inc. a Delaware corporation (also known as Cellular Blowout and referred to herein as “Strathmore”).  Pursuant to and upon the closing of the Purchase Agreement, on April 29, 2009 (the “Closing Date”), the Company purchased 500 shares of Strathmore’s common stock, which represents 50% of Strathmore’s issued and outstanding common stock, for $1,000,000.  Pursuant to the Purchase Agreement, until the second anniversary of the Closing Date, and subject to Strathmore’s compliance with the loan conditions described below, Strathmore may sell to the Company up to $500,000 of its working capital notes (the “Working Capital Notes”).   Pursuant to the Purchase Agreement, the Company and Strathmore also entered into a Security Agreement pursuant to which the Company was given a security interest in Strathmore’s assets.

The Company’s obligation to purchase the Working Capital Notes is subject to Strathmore’s compliance with the conditions of the Purchase Agreement, including the following:

Strathmore’s not being in default under any indebtedness;
the Company’s continuing to have a first priority security interest in Strathmore’s assets; and
Strathmore’s material compliance with its agreements and obligations in the Purchase Agreement and other agreements executed in connection with the Purchase Agreement.

The Working Capital Notes bear interest at a rate of 7% computed on the basis of a 365 day year, and interest is payable monthly.  The principal and any unpaid interest due on the note must be paid two years after the issue date of the note.

A copy of the Company’s press release announcing its transaction with Strathmore is attached as an exhibit to this Current Report.

The securities were offered and sold to the Company in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated under Regulation D thereunder.  The Company is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

The foregoing descriptions of the Purchase Agreement, Security Agreement and Working Capital Notes do not purport to be complete and are qualified in their entirety by reference to the foregoing agreements, which are attached as an exhibits to this Current Report and are incorporated into this Item by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

See Item 1.01.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of business acquired

The Registrant will file audited financial statements by an Amendment to this Current Report on Form 8-K as soon as practicable, but within 71 days of May 5, 2009.

(b)	Pro forma financial information

The Registrant will file pro forma financial statements by an Amendment to this Current Report on Form 8-K as soon as practicable, but within 71 days of May 5, 2009.

(c)	Shell Company Transactions

Not Applicable

(d)	Exhibits

Exhibit Number	Description
4.1	Form of Senior Secured Working Capital Note
99.1	Securities Purchase Agreement between Strathmore Investments, Inc. and OmniReliant Holdings, Inc.
99.2	Security Agreement between OmniReliant Holdings, Inc. and Strathmore Investments, Inc.

99.3	Press Release, dated May 4, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf  by the undersigned hereunto duly authorized.

OmniReliant Holdings, Inc.

Dated: May 5, 2009	By:	/s/ Paul Morrison
Name: Paul Morrison
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
4.1	Form of Senior Secured Working Capital Note
99.1	Securities Purchase Agreement between Strathmore Investments, Inc. and OmniReliant Holdings, Inc.
99.2	Security Agreement between OmniReliant Holdings, Inc. and Strathmore Investments, Inc.

99.3	Press Release, dated May 4, 2009